EGA FRONTIER DIVERSIFIED CORE FUND

Supplement dated October 9, 2014 to the Statement of Additional Information dated July 29, 2014 for EGA Frontier Diversified Core Fund.

I.           The following information replaces in its entirety the information appearing under the heading “PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS – Proxy Voting Policy”:

The Board has delegated to EGA the responsibility to vote proxies with respect to the portfolio securities held by the Fund.  In delegating proxy responsibilities, the Board requires that proxies be voted consistent with the Fund’s and its shareholders’ best interests.  In addition, the Board requires that, in the event of a conflict of interest, EGA vote proxies in the manner prescribed by the proxy voting policy of EGA.  EGA has adopted policies and procedures with respect to voting proxies relating to securities held in client accounts for which it has discretionary authority.  Information on how EGA voted proxies on behalf of the Fund relating to portfolio securities during the most recent 12-month period (or shorter, as applicable) ended June 30 may be obtained (i) without charge, upon request, by calling toll-free: 1-888-800-4347; and (ii) on the SEC’s website at http://www.sec.gov.  The Fund will send this information within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.  A summary of the proxy voting policy of EGA is included as Appendix A to this SAI.

II.           The following information replaces in its entirety the information appearing under the headings “APPENDIX A” and “APPENDIX B”:

APPENDIX A

Emerging Global Advisors, LLC

PROXY VOTING POLICY - SUMMARY

EGA has adopted proxy voting policies with respect to securities owned by the accounts for which it serves as investment adviser and has the authority to vote proxies.  EGA’s proxy voting policies are designed to ensure that proxies are voted in the best interests of the accounts it manages.

Proxy Voting
EGA has subscribed to the services of Glass Lewis & Co., through its agreement with Broadridge Investor Communications, Inc. (“Broadridge”), for the provision of proxy research and vote recommendations, and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the Funds.  EGA intends to vote in accordance with Glass Lewis & Co.’s voting recommendations.  Glass Lewis & Co. is a neutral third party that issues recommendations based on its own internal guidelines.  Using Glass Lewis & Co. recommendations assists in limiting conflict of interest issues between EGA and the accounts it manages.  Please see Exhibit A for a summary of the current Glass Lewis Proxy Voting Guidelines for U.S. and non-U.S. securities.

Conflicts of Interest
EGA attempts to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), EGA or EGA’s affiliates, from having undue influence on EGA’s proxy voting activity. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with EGA, or when one of EGA’s employees has a personal interest in a proxy matter. If a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the accounts, EGA will vote in accordance with the Glass Lewis recommendation.

Abstaining from Voting
EGA may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of a Fund’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, EGA must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, EGA will generally not vote those proxies in the absence of an unusual or significant vote.

Section 12(d)(1) of the Investment Company Act of 1940
In order to avoid potential conflicts of interest, EGA will employ echo voting, if possible, when a Fund invests in an underlying fund in reliance on any one of Sections (12)(d)(1)(E), (F) or (G) of the Investment Company Act of 1940, the rules thereunder, or pursuant to an SEC exemptive order thereunder or when required pursuant to a Fund’s governing document or applicable law.  Echo voting means that EGA will vote the shares in the same proportion as the vote of all the other holders of the underlying fund’s shares.

Exhibit A

GLASS LEWIS & CO.

PROXY PAPERTM GUIDELINES
2014 PROXY SEASON

INVESTMENT MANAGER POLICY
AN ADDENDUM TO THE PROXY PAPER POLICY GUIDELINES

For more information about Glass Lewis’ policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Chief Policy Officer, Robert McCormick at (415) 678-4228.

COPYRIGHT 2014 GLASS LEWIS & CO., LLC

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisors and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

MANAGEMENT PROPOSALS
ELECTION OF DIRECTORS
In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

AUDITOR
The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

COMPENSATION
Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

AUTHORIZED SHARES
Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders approval to justify the use of additional shares. Therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

SHAREHOLDER RIGHTS
Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

MERGERS/ACQUISITIONS
Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

SHAREHOLDER PROPOSALS
We review and vote on shareholder proposals on a case-by-case basis. We recommend supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

GOVERNANCE
The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well-targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

COMPENSATION
The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. However, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to clawback unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

ENVIRONMENT
Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

SOCIAL
Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles.

The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

DISCLAIMER
This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2014 Glass, Lewis & Co., LLC. All Rights Reserved.